UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Kiora Pharmaceuticals, Inc.

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KIORA PHARMACEUTICALS, INC.
1371 East 2100 South, Suite 200
Salt Lake City, Utah 84105
August 8, 2022
Dear Stockholder:
I am pleased to invite you to attend a Special Meeting of Stockholders (the “Special Meeting”) of Kiora Pharmaceuticals, Inc. (“Kiora”) to be held on Thursday, September 15, 2022 at 10:00 a.m. Eastern Time, at the offices of Burns & Levinson LLP at 125 High Street, Boston, MA 02110.
Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and Proxy Statement.
Your vote is important. Whether or not you plan to attend the Special Meeting, I hope you will vote as soon as possible. You may vote over the Internet, by mailing a proxy card, by telephone, or in person at the Special Meeting. Please review the instructions on the proxy card regarding your voting options.
Thank you for your ongoing support of Kiora. We look forward to your participation our Special Meeting.
Sincerely,
/s/ Brian M. Strem, Ph.D.

Brian M. Strem, Ph.D.
President and Chief Executive Officer

KIORA PHARMACEUTICALS, INC.
1371 East 2100 South, Suite 200
Salt Lake City, Utah 84105
(781) 788-8869

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on September 15, 2022

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Kiora Pharmaceuticals, Inc. (the “Company”) will be held on Thursday, September 15, 2022, at 10:00 a.m. Eastern Time at the offices of Burns & Levinson LLP, 125 High Street, Boston, MA 02110, for the following purposes:
1.
To approve, as contemplated by Nasdaq Listing Rule 5635, the issuance of up to 60,191,394 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) upon the exercise of Class A Warrants and Class B Warrants of the Company (the “Warrants”) issued in a public offering completed in July 2022;

2.
To ratify of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.
To consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

The board of directors has fixed the close of business on July 25, 2022, as the record date for determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. Only holders of record of our common stock at the close of business on that date will be entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. Each of the items of business listed above is more fully described in the proxy statement that accompanies this notice.
The board of directors of Kiora Pharmaceuticals, Inc. recommends that you vote “FOR” the proposal to approve the issuance of up to 60,191,394 shares of Common Stock upon the exercise of the Warrants, “FOR” the proposal to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm, and “FOR” the proposal to consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on Thursday, September 15, 2022: The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.
By order of the board of directors,
/s/ Brian M. Strem, Ph.D.

Brian M. Strem, Ph.D.
President and Chief Executive Officer
Salt Lake City, Utah
August 8, 2022
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE BEFORE THE SPECIAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.

Kiora Pharmaceuticals, Inc.
Notice of Special Meeting of Stockholders,
Proxy Statement and Other Information
Contents

i

KIORA PHARMACEUTICALS, INC.
1371 East 2100 South, Suite 200
Salt Lake City, Utah 84105
(781) 788-8869

PROXY STATEMENT

Special Meeting of Stockholders to Be Held on Thursday, September 15, 2022
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Kiora Pharmaceuticals, Inc. (the “Company” or “we”) for use at the Special Meeting of Stockholders of the Company to be held on Thursday, September 15, 2022, at 10:00 a.m. Eastern Time, at the offices of Burns & Levinson LLP, 125 High Street, Boston, MA 02110, and any adjournments or postponements thereof. At the Special Meeting, the stockholders of the Company will be asked to consider and vote upon:
1.
To approve, as contemplated by Nasdaq Listing Rule 5635, the issuance of up to 60,191,394 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) upon the exercise of Class A Warrants and Class B Warrants of the Company (the “Warrants”) issued in a public offering completed in July 2022;

2.
To ratify of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.
To consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

The Notice of Special Meeting of Stockholders and Proxy Statement are first being mailed to stockholders of the Company on or about August 8, 2022, in connection with the solicitation of proxies for the Special Meeting. The board of directors has fixed the close of business on July 25, 2022 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting (the “Record Date”). Only holders of record of common stock, par value $0.01 per share, of the Company (the “Common Stock”) at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. As of July 25, 2022, there were 13,067,426 shares of Common Stock outstanding. As of July 25, 2022, there were approximately 65 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter properly submitted at the Special Meeting.
The presence, in person or by proxy, of holders of at least one-third of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors is necessary to constitute a quorum for the transaction of business at the Special Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy, properly deliver proxies via the Internet or telephone, or attend the Special Meeting in person will not be considered present or represented at the Special Meeting and will not be counted in determining the presence of a quorum. Consistent with applicable law, we intend to count abstentions and broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. It is important that beneficial owners instruct their brokers how they wish to vote their shares.
Approval of Proposal No. 1 regarding the approval, as contemplated by Nasdaq Listing Rule 5635, of the issuance of up to 60,191,394 shares of Common Stock upon the exercise of the Warrants issued in a public offering completed in July 2022, requires the affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.
Approval of Proposal No. 2 regarding the ratification of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.
Approval of Proposal No. 3 regarding an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1, requires the affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.
The corporate actions described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.
We encourage you to vote either online, by telephone or by completing, signing, dating and returning a proxy card or if you hold your shares through a brokerage firm, bank or other financial institution, by completing and returning a voting instruction form. This ensures that your shares will be voted at the Special Meeting and reduces the likelihood that we will be forced to incur additional expenses soliciting proxies for the Special Meeting.
Voting over the Internet, by telephone or mailing a proxy card will not limit your right to vote in person or to attend the Special Meeting in person. Any record holder as of the Record Date may attend the Special Meeting and may revoke a previously provided proxy at any time by: (i) executing and delivering a later-dated proxy to the corporate secretary at Kiora Pharmaceuticals, Inc., 1371 East 2100 South, Suite 200, Salt Lake City, UT 84105; (ii) delivering a written revocation to the corporate secretary at the address above before the meeting; or (iii) voting in person at the Special Meeting.
Beneficial holders who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the Special Meeting and vote in person should contact their brokerage firm, bank or other financial institution holding shares of Common Stock on their behalf in order to obtain a “legal proxy”, which will allow them to vote in person at the meeting. Attendance at the Special Meeting will not, by itself, revoke a proxy.
Our board of directors recommends an affirmative vote on all proposals specified in the notice for the Special Meeting. Proxies will be voted as specified. If your proxy is properly submitted, it will be voted in the manner you direct. If you do not specify instructions with respect to any particular matter to be acted upon at the meeting, proxies will be voted in accordance with the board of directors’ recommendations.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on Thursday, September 15, 2022: The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.

PROPOSAL 1
APPROVAL THE ISSUANCE OF UP TO 60,191,394 SHARES OF COMMON STOCK UPON
THE EXERCISE OF WARRANTS
General
We are asking stockholders to approve the issuance of shares of our Common Stock upon the exercise of Class A Warrants and Class B Warrants issued in an underwritten public offering completed in July 2022, as contemplated by Nasdaq Listing Rule 5635, as described in more detail below.
On July 22, 2022, we entered into an Underwriting Agreement (the “Underwriting Agreement”) with Ladenburg Thalmann & Co., Inc. for the issuance and sale (the “Offering”) of (i) 19,770,172 shares of our common stock (the “Common Stock”), (ii) 1,280 shares of our Series E Convertible Preferred Stock convertible in to an aggregate of 6,400,000 shares of Common Stock, (iii) Class A Warrants exercisable for up to 26,170,172 shares of Common Stock (the “Class A Warrants”), and (iv) Class B Warrants exercisable for up to 26,170,172 shares of Common Stock (the “Class B Warrants” and, together with the Class A Warrants, the “Warrants”). In addition, we granted the underwriter a 45-day option to purchase up to 3,925,525 additional shares of Common Stock, up to 3,925,525 additional Class A Warrants, and up to 3,925,525 additional Class B Warrants, solely to cover over-allotments, if any. The Offering was conducted to support our operations, including for clinical trials, for working capital and for other general corporate purposes.
The net proceeds to us from the Offering were approximately $5.3 million after payment of the estimated offering expenses and underwriting discounts and commissions. We closed the Offering on July 26, 2022, including the full exercise of the over-allotment option.
Description of Warrants
The Warrants are exercisable on the date we file an amendment to our restated certificate of incorporation to reflect a reverse stock split in an amount sufficient to permit the exercise in full of the Warrants following stockholder approval of such reverse split and of the exercise of the Warrants. In addition to this Proposal 1, we intend to conduct an annual meeting of stockholders subsequent to the Special Meeting to approve, among other things, a reverse stock split. Any such proposal will be set forth in a separate proxy statement for any future annual meeting.
We have agreed to hold the stockholder meetings described above. In the event that we are unable to obtain stockholder approvals to permit the exercise of the Warrants and to effect an increase in our authorized shares of common stock or effect a reverse split of our common stock, the Warrants will not be exercisable and will have no value.
The Class A Warrants will expire on the date that is one year after their initial exercise date and the Class B Warrants will expire on the date that is five years after their initial exercise date, in each case subject to the stockholder approvals described herein. The Warrants are exercisable, at the option of each holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of shares of our common stock purchased upon such exercise (except in the case of a cashless exercise discussed below). The holder of Warrants does not have the right to exercise any portion of the Warrant if the holder would beneficially own in excess of 4.99% of the shares of our common stock outstanding immediately after giving effect to such exercise. This percentage may, however, be raised or lowered to an amount not to exceed 9.99% at the option of the holder upon at least 61 days’ prior notice from the holder to us.
At any time when a registration statement covering the issuance of the shares of common stock issuable upon exercise of the Warrants is not effective, the holder may, at its option, exercise its Warrants on a cashless basis. When exercised on a cashless basis, a portion of the Warrants is cancelled in payment of the purchase price payable in respect of the number of shares of our common stock purchasable upon such exercise.

The exercise price of common stock purchasable upon exercise of the Warrants is $0.20 per share. The exercise price and the number of shares issuable upon exercise of the Warrants is subject to appropriate adjustment in the event of recapitalization events, stock dividends, stock splits, stock combinations, reclassifications or similar events affecting our common stock. Holders of the Warrants are entitled to participate in any subsequent rights offering or distribution of our assets on an as-if-exercised basis. The Warrants may be transferred at the option of the holder upon surrender of the Warrants with the appropriate instruments of transfer.
We do not plan on making an application to list the Class A Warrants or Class B Warrants on The Nasdaq Capital Market, any national securities exchange or other nationally recognized trading system. Our common stock underlying the Warrants is listed on The Nasdaq Capital Market.
The Warrants provide that in the event of certain enumerated fundamental transactions, each holder of warrants will have the option to require us to purchase its Warrants for the Black-Scholes value of the Warrants with the same type and form of consideration that is payable in connection with the applicable fundamental transaction. Additionally, as more fully described in the Warrants, in the event of certain fundamental transactions, the holders of the Warrants will be entitled to receive consideration in an amount equal to the Black Scholes value of the Warrants on the date of consummation of such transaction.
Except as otherwise provided in the Warrants (such as the rights described above of a Warrant holder upon our sale or grant of any rights to purchase stock, Warrants or securities or other property to our stockholders on a pro rata basis) or by virtue of such holder’s ownership of shares of our common stock, the holders of the Warrants do not have the rights or privileges of holders of our common stock, including any voting rights, until they exercise their Warrants.
No fractional shares of common stock will be issued upon the exercise of the Warrants. Rather, the number of shares of common stock to be issued will be rounded up to the nearest whole number.
Purpose of Proposal No. 1
Our Common Stock is listed on The Nasdaq Capital Stock Market and trades under the ticker symbol “KPRX”. Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of the issuer prior to the offering. In determining whether an offering qualifies as a public offering, Nasdaq considers all relevant factors, including the extent of any discount to market price. In determining discount, Nasdaq generally attributes a value of $0.125 for each warrant offered with a share of common stock, which value is generally deemed to be a discount. In order to ensure that the Offering qualifies as a public offering under Rule 5635 due to the value attributable to the Warrants, the Warrants provide they may not be exercised — and therefore have no value — until stockholder approval of their exercise and of a reverse stock split is obtained.
Potential Consequences if Proposal No. 1 is Not Approved
The board of directors is not seeking the approval of our stockholders to authorize our entry into the Underwriting Agreement, as the issuance and sale of the shares of Common Stock, shares of Series E Convertible Preferred Stock and Warrants has already occurred. The failure of our stockholders to approve this Proposal No. 1 will mean that we cannot permit exercise of the Warrants. Each Warrant has an exercise price of $0.20 per share, and we would realize an aggregate of approximately $12.0 million in gross proceeds if all of the Warrants are exercised, assuming the full exercise of the underwriter’s over-allotment option. If the Warrants cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations and advance the clinical trials for our product candidates.
Potential Adverse Effects of Proposal No. 1
If this Proposal No. 1 is approved, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of Common Stock upon exercise of the Warrants. Assuming the full exercise of the underwriter’s over-allotment option and exercise in full of all Warrants, an aggregate of 60,191,394 additional shares of Common Stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. The number of shares of Common

Stock described above does not give effect to (i) the issuance of shares of Common Stock pursuant to other outstanding options and warrants or (ii) any other future issuances of our Common Stock. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.
Interests of Certain Persons
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.
Vote Required
The affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required for the approval, as contemplated by Nasdaq Listing Rule 5635, of the issuance of up to 60,191,394 shares of Common Stock upon the exercise of the Warrants.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF UP TO 60,191,394 SHARES OF COMMON STOCK UPON THE EXERCISE OF THE WARRANTS. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 1 UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The audit committee of the board of directors has appointed EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. EisnerAmper LLP has served as our independent registered public accounting firm since 2014. The audit committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. Although ratification of the appointment of our independent registered public accounting firm is not required by our By-laws or otherwise, the board is submitting the appointment of EisnerAmper LLP to our stockholders for ratification because we value the views of our stockholders. In the event that our stockholders fail to ratify the appointment of EisnerAmper LLP, the audit committee will reconsider the appointment of EisnerAmper LLP. Even if the appointment is ratified, the ratification is not binding and the audit committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
A representative of EisnerAmper LLP is expected to be present telephonically at the Special Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.
Vote Required
The affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required for the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 3
TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL NO. 1
Background of and Rationale for the Adjournment Proposal
The Board believes that, if the number of affirmative votes received from the holders of our common stock are insufficient to approve Proposal No. 1, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional affirmative votes to approve that proposal.
In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor Proposal No. 1.
Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon have voted against Proposal No. 1 or abstained from voting on that proposal, we could adjourn the Special Meeting without a vote on Proposal No. 1 and use the additional time to solicit the holders of those shares to change their vote in favor of Proposal No. 1.
Vote Required
The affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal No. 1.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NEESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL NO. 1. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 3 UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our Common Stock as of August 4, 2022, by:
•
each of our named executive officers;

•
each of our directors;

•
all of our directors and executive officers as a group; and

•
each person or group of affiliated persons known by us to beneficially own more than 5% of our Common Stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In general, a person is deemed to be the beneficial owner of (i) any shares of our Common Stock over which such person has sole or shared voting power or investment power, plus (ii) any shares which such person has the right to acquire beneficial ownership of within 60 days of August 4, 2022, whether through the exercise of options, warrants or otherwise.
	Common Stock Beneficially Owned
Name of Beneficial Owner	Shares	Percent
5% or Greater Stockholders
Intracoastal Capital LLC(3)	3,844,405	9.9%
245 Palm Trail, Delray Beach, FL 33483
Lincoln Park Capital Fund, LLC(4)	3,716,769	9.9%
440 North Wells, Suite 410, Chicago, IL 60654
Lind Global Fund II LP(5)	3,802,785	9.9%
444 Madison Ave, Floor 41, New York, NY 10022
Armistice Capital Master Fund, Ltd.(6)	2,131,101	5.5%
510 Madison Avenue, 22nd Floor New York, NY 10022
Named Executive Officers and Directors
Brian M. Strem, Ph.D.(7)	69,015	*
Eric Daniels, MD, MBA(8)	9,520	*
Paul Chaney(9)	20,323	*
Kenneth Gayron(10)	2,000	*
David Hollander, MD, MBA	—	*
Erin Parsons	—	*
Aron Shapiro(11)	2,000	*
Praveen Tyle(12)	18,010	*
All current executive officers and directors as a group (total 8 persons)(13)	120,868	*

*
Represents beneficial ownership of less than one percent (1%) of our outstanding Common Stock.

(1)
Unless otherwise indicated, the address of each beneficial owner listed below is c/o Kiora Pharmaceuticals, Inc., 1371 East 2100 South, Suite 200, Salt Lake City, UT 84105.

(2)
Based on 36,763,123 shares of Common Stock outstanding on August 4, 2022, together with the applicable options and warrants for each stockholder that are exercisable within 60 days.

(3)
This information is based in part upon a Schedule 13G filed jointly by Intracoastal Capital, LLC, Mitchell P. Kopin and Daniel B. Asher with Securities and Exchange Commission on August 1, 2022, with the share ownership reported in such filing being adjusted to apply the 9.99% ownership cap in light of the applicables hares outstanding, factoring in the applicable warrant share amounts assuming the requisite shareholder approval is obtained in the sixty (60) days following August 4, 2022. The principal business address for Mr. Asher as set forth in such filing is 111 W. Jackson Boulevard, Suite 2000, Chicago, IL 60604. The principal business address for Intracoastal Capital, LLC and Mr. Kopin is set forth in the table above. Ownership consists of (i) 2,125,000 shares of outstanding Common Stock, acquired by Intracoastal Capital, LLC in our public offering on July 26, 2022; (ii) Class A Warrants to purchase 2,125,0000 shares of Common Stock, subject to a 9.99% beneficial ownership cap, acquired by Intracoastal Capital, LLC in such public offering; (iii) Class B Warrants to purchase 2,125,000 shares of Common Stock, subject to a 9.99% beneficial ownership cap, acquired by LPC Fund in such public offering, (iii) warrants to purchase 26,667 shares of Common Stock, subject to a 9.99% beneficial ownership cap and (iv) warrants to purchase 434,311 shares of Common Stock, subject to a 9.99% beneficial ownership cap. Accordingly, as of August 4, 2022, the reporting persons beneficially owned an aggregate of 3,844,405 shares of Common Stock, representing the 2,125,000 shares of Common Stock presently owned combined with number of shares of Common Stock that it may acquire as of August 4, 2022 under the warrants without exceeding the 9.99% beneficial ownership limitation on the exercise of the warrants.

(4)
This information is based in part upon a Schedule 13G filed jointly by Lincoln Park Capital Fund, LLC, Lincoln Park Capital, LLC, Rockledge Capital Corporation, Joshua B. Scheinfeld, Alex Noah Investors, Inc. and Jonathan I. Cope, with Securities and Exchange Commission on July 28, 2022, with the share ownership reported in such filing being adjusted to apply the 9.99% ownership cap in light of the applicable shares outstanding, factoring in the applicable warrant share amounts assuming the requisite shareholder approval is obtained in the sixty (60) days following August 4, 2022. Consists of (i) 3,275,000 shares of outstanding Common Stock, acquired by Lincoln Park Capital Fund, LLC in our public offering on July 26, 2022; (ii) Class A Warrants to purchase 4,875,000 shares of Common Stock, subject to a 9.99% beneficial ownership cap, acquired by Lincoln Park Capital Fund, LLC in such public offering; (iii) Class B Warrants to purchase 4,875,000 shares of Common Stock, subject to a 9.99% beneficial ownership cap, acquired by Lincoln Park Capital Fund, LLC in such public offering; and (iv) 320 shares of Series E Convertible Preferred Stock that are convertible into 3,200,000 shares of Common Stock, subject to a 9.99% beneficial ownership cap, acquired by Lincoln Park Capital Fund, LLC in such public offering. Accordingly, as of August 4, 2022, Lincoln Park Capital Fund, LLC directly beneficially owned an aggregate of 3,716,769 shares of Common Stock, representing the 3,275,000 shares of Common Stock presently owned combined with number of shares of Common Stock that it may acquire as of August 4, 2022 under the warrants and Series E Convertible Stock without exceeding the 9.99% beneficial ownership limitation on the exercise of the warrants, or the 9.99% beneficial ownership limitation on the conversion of the Series E Convertible Preferred Stock. As provided in such Schedule 13G, each of Lincoln Park Capital, LLC, Rockledge Capital Corporation, Joshua B. Scheinfeld, Alex Noah Investors, Inc. and Jonathan I. Cope disclaim beneficial ownership of the securities referenced above held directly by Lincoln Park Capital Fund, LLC.

(5)
This information is based in part upon a Schedule 13G filed jointly by Lind Global Fund II LP, Lind Global Partners II LLC, and Jeff Easton, with Securities and Exchange Commission on August 5, 2022, with the share ownership reported in such filing being adjusted to apply the 9.99% ownership cap in light of the applicable shares outstanding, factoring in the applicable warrant share amounts assuming the requisite shareholder approval is obtained in the sixty (60) days following August 4, 2022. Consists of (i) 2,500,000 shares of outstanding Common Stock, acquired by Lind Global Fund II LP in our public offering on July 26, 2022; (ii) Class A Warrants to purchase 2,500,000 shares of Common Stock, subject to a 9.99% beneficial ownership cap, acquired by Lind Global Fund II LP in such public offering; and (iii) Class B Warrants to purchase 2,500,000 shares of Common Stock, subject to a 9.99% beneficial ownership cap, acquired by Lind Global Fund II LP in such public offering. Accordingly, as of August 4, 2022, Lind Global Fund II LP directly beneficially owned an aggregate of 3,716,769 shares of Common Stock, representing the 3,275,000 shares of Common Stock presently owned combined with number of shares of Common Stock that it may acquire as of August 4, 2022 under the warrants without exceeding the 9.99% beneficial ownership limitation on the exercise of the warrants.

(6)
This information is based solely upon an amended Schedule 13G filed jointly by Armistice Capital, LLC and Steven Boyd with Securities and Exchange Commission on February 15, 2022. Consists of 2,131,101 shares underlying warrants exercisable within 60 days of August 4, 2022 held by Armistice Capital Master Fund Ltd. Armistice Capital, LLC and Steven Boyd have voting and investment power with respect to such shares. Armistice Capital, LLC and Steven Boyd disclaim beneficial ownership of the securities except to the extent of their respective pecuniary interests therein.

(7)
Consists of 27,348 shares held and 41,667 shares issuable pursuant to stock options exercisable within 60 days of August 4, 2022.

(8)
Consists of 9,520 shares held.

(9)
Consists of 6,081 shares held and 14,242 shares issuable pursuant to stock options exercisable within 60 days of August 4, 2022.

(10)
Consists of 2,000 shares issuable pursuant to stock options exercisable within 60 days of August 4, 2022.

(11)
Consists of 2,000 shares issuable pursuant to stock options exercisable within 60 days of August 4, 2022.

(12)
Consists of 4,126 shares held and 13,884 shares issuable pursuant to stock options exercisable within 60 days of August 4, 2022.

(13)
Consists of (i) 47,075 shares held and (ii) 73,793 shares issuable pursuant to stock options exercisable within 60 days of August 4, 2022.

EXPENSES OF SOLICITATION
We will pay the entire expense of soliciting proxies for the Special Meeting. In addition to this solicitation by mail, certain of our directors, officers and employees (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram, personal interview, facsimile, e-mail or other means of electronic communication. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and information support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $60,000 in total. In addition, banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them as of the Record Date, and such custodians will be reimbursed for their expenses.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Fees for professional services provided by EisnerAmper LLP, our independent registered public accounting firm, during the fiscal years ended December 31, 2020 and December 31, 2021, in each of the following categories is as set forth in the table below.
	2020	2021
Audit Fees(1)	$171,600	$226,430
Audit-Related Fees(2)	$25,153	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—
Total Fees	$196,753	$226,430

(1)
Audit Fees include fees for services rendered for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly reports on Form 10-Q, assistance with and review of documents filed with the SEC and consents and other services normally provided in connection with statutory and regulatory filings or engagements.

(2)
Audit-Related Fees would principally include fees incurred for due diligence in connection with potential transactions and accounting consultations. For 2020, such fees were incurred in connection with the Panoptes acquisition.

(3)
Tax Fees would include fees for services rendered for tax compliance, tax advice, and tax planning. There were no tax fees incurred with EisnerAmper LLP in 2020 and 2021.

(4)
All Other Fees would include fees for all other services rendered to us that do not constitute Audit Fees, Audit-Related Fees, or Tax Fees. There were no other fees incurred with EisnerAmper LLP in 2020 and 2021.

All of the services performed in the years ended December 31, 2020 and 2021 were pre-approved by the audit committee. It is the audit committee’s policy to pre-approve all audit and permitted non-audit services to be provided to us by the independent registered public accounting firm. The audit committee’s authority to pre-approve non-audit services may be delegated to one or more members of the audit committee, who shall present all decisions to pre-approve an activity to the full audit committee at its first meeting following such decision. In addition, the audit committee has considered whether the provision of the non-audit services above is compatible with maintaining the independent registered public accounting firm’s independence.

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS
Owners of Common Stock in street name who share an address may receive only one proxy statement. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate proxy statement, we will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at Kiora Pharmaceuticals, Inc., 1371 East 2100 South, Suite 200, Salt Lake City, UT 84105 or by telephone at (781) 788-8869. In addition, any stockholder who receives multiple copies at the same address can request delivery of a single copy by notifying our investor relations department pursuant to the contact information provided above.
OTHER MATTERS
Pursuant to our bylaws and Delaware law, only those matters described in this Proxy Statement will be presented for action at the Special Meeting.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE BEFORE THE SPECIAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.
OUR ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2021, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, HAS BEEN FILED WITH THE SEC AND PROVIDES ADDITIONAL INFORMATION ABOUT US. IT IS AVAILABLE ON THE INTERNET AT WWW.KIORAPHARMA.COM AND IT IS AVAILABLE TO BENEFICIAL AND RECORD HOLDERS OF OUR COMMON STOCK AT WWW.PROXY VOTE.COM. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2021 AND ANY EXHIBITS THERETO TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO KIORA PHARMACEUTICALS, INC., 1371 EAST 2100 SOUTH, SUITE 200, SALT LAKE CITY, UTAH 84105.
A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE SPECIAL MEETING WILL BE AVAILABLE FOR INSPECTION BY STOCKHOLDERS DURING REGULAR BUSINESS HOURS AT OUR OFFICES AND THE OFFICES OF OUR TRANSFER AGENT DURING THE TEN DAYS PRIOR TO THE SPECIAL MEETING AS WELL AS AT THE SPECIAL MEETING.

KIORA PHARMACEUTICALS, INC. 1371 EAST 2100 SOUTH, SUITE 200 SALT LAKE CITY, UTAH 84105 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D89592-Z83339KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYKIORA PHARMACEUTICALS, INC. The board of directors of Kiora Pharmaceuticals, Inc. recommends that you vote “FOR” the proposal to approve the issuance of up to 60,191,394 shares of Common Stock upon the exercise of Warrants, “FOR” the proposal to ratify the appointment of EisnerAmper LLP as the Company's independent registered public accounting firm and “FOR” the proposal to consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.1.To approve, as contemplated by Nasdaq Listing Rule 5635, the issuance of up to 60,191,394 shares of the Company’s common stock, par value $0.01 per share, upon the exercise of Class A Warrants and Class B Warrants of the Company issued in a public offering completed in July 2022. 2.To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. 3.To consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1. Note: Such other business as may properly come before the Special Meeting and any adjournments or postponements thereof. For Against Abstain! ! !! ! !! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at http://www.proxyvote.com.D89593-Z83339Kiora Pharmaceuticals, Inc.Special Meeting of ShareholdersSeptember 15, 2022 10:00 AMThis proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Brian Strem and Eric Daniels, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Kiora Pharmaceuticals, Inc. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 10:00 AM, EDT on September 15, 2022, at the offices of Burns & Levinson LLP at 125 High Street, Boston, MA 02110, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side